UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland	21076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 776-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 28, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company, representing at least a majority of the voting power of the common stock of the Company issued and outstanding and entitled to vote as of the close of business on April 29, 2024, the record date for the Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the shareholders of the Company voted on the following four proposals:

1.	The election of all six directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified based on the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Justin Yorke	878,203	-	96,316	568,993
George Ng	882,583	-	91,936	568,993
Khoso Baluch	878,995	-	95,524	568,993
James Neal	879,256	-	95,263	568,993
Geraldine Pannu	878,944	-	95,575	568,993
Dr, David Young	896,694	-	77,825	568,993

2.	The amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan by 500,000 shares was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
779,164	176,802	18,553	568,993

3.	The appointment of BD & Company, Inc. as the independent registered public accounting firm for 2024 was ratified based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
1,490,908	32,346	20,258	-

4.	The advisory vote relating to compensation of our named executive officers was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
804,087	164,034	6,398	568,993

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: July 1, 2024	By:	/s/ James Stanker
James Stanker
Chief Financial Officer